Registration No. 333-
    ========================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               FORD MOTOR COMPANY
             (Exact name of registrant as specified in its charter)

          Delaware                              38-0549190
(State or other jurisdiction of      (I.R.S. Employer Identification No.)
incorporation or organization)

                                The American Road
                          Dearborn, Michigan 48121-1899
               (Address of principal executive offices) (Zip Code)

            PRIMUS AUTOMOTIVE FINANCIAL SERVICES, INC. PRIME ACCOUNT
                            (Full title of the Plan)

                              J. M. Rintamaki, Esq.
                               Ford Motor Company
                                 P. O. Box 1899
                                The American Road
                          Dearborn, Michigan 48121-1899
                                 (313) 323-2260
 (Name, address and telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

------------------------- ------------------------ ----------------------- ------------------------ ------------------------
Tile of Each
Class of                                           Proposed                Proposed Maximum
Securities to be          Amount to be             Maximum Offering        Aggregate Offering       Amount of
Registered                Registered (a)           Price Per Share (b)     Price                    Registration Fee
------------------------- ------------------------ ----------------------- ------------------------ ------------------------
Series C Participating              34
Stock, $1.00 par value            shares                 $56,562.50              $1,923,125                 $567.33
------------------------- ------------------------ ----------------------- ------------------------ ------------------------
                                  34,000
Depositary Shares                 shares                   ___                       ___                      ___
                                   (c)
------------------------- ------------------------ ----------------------- ------------------------ ------------------------
Common Stock,                     34,000                   ___                       ___                      ___
$1.00 par value                 shares (d)
------------------------- ------------------------ ----------------------- ------------------------ ========================

     (a) The number of shares being registered represents the maximum number of shares that may be acquired by Fidelity Management Trust Company, as trustee under the Trust Agreement established as of December 29, 1995, as amended, and as trustee under the Plan, during 1998 and during subsequent years until a new Registration Statement becomes effective.

     (b) Based on the market price of 1,000 shares of Common Stock of the Company on March 2, 1998 in accordance with Rule 457(c) under the Securities Act of 1933.

     (c) Each Depositary Share will represent 1/1,000 of a share of Series C Participating Stock and will be evidenced by a Depositary Receipt issued pursuant to a Deposit Agreement.

     (d) The number of shares being registered represents the maximum number of shares of Common Stock as are issuable upon conversion of the Series C Participating Stock registered hereby.

     In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement covers an indeterminate amount of interests to be offered or sold pursuant to the Plan described herein.

            PRIMUS AUTOMOTIVE FINANCIAL SERVICES, INC. PRIME ACCOUNT
                  --------------------------------------------

INCORPORATION OF CONTENTS OF PRIOR REGISTRATION STATEMENTS

     The contents of Registration Statement No. 33-58861 is incorporated herein by reference.

                              --------------------


INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference.

     The following documents filed or to be filed with the Securities and Exchange Commission are incorporated by reference in this Registration
Statement:

          (a) The latest annual report of Ford Motor Company ("Ford") filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "1934 Act") which contains, either directly or indirectly by incorporation by reference, certified financial statements for Ford's latest fiscal year for which such statements have been filed.

          (b) All other reports filed pursuant to Section 13(a) or 15(d) of the 1934 Act since the end of the fiscal year covered by the annual report referred to in paragraph (a) above.

          (c) The description of Ford's Common Stock contained in registration statement no. 33-43085 filed by Ford under the Securities Act of 1933.

     All documents subsequently filed by Ford pursuant to Sections 13(a), 13(c), 14 and 15(d) of the 1934 Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing such documents.

Item 4.  Description of Securities

     For a description of Ford's Series C Participating Stock and
Depositary Shares, each representing 1/1,000 of a share of such Series C Participating Stock, see Exhibits 4.D, 4.E, 4.F and 4.G to this
Registration Statement. For a description of Ford's Common Stock, see Item 3 above.

Item 8. Exhibits.


Exhibit 4.A    -    Primus Automotive Financial Services, Inc. Prime Account.
                    Filed with this Registration Statement.

Exhibit 4.B    -    Copy of Amendment effective as of March 2, 1998 to the
                    Primus Automotive Financial Services, Inc. Prime Account.
                    Filed with this Registration Statement.

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                                        -3-

Exhibit 4.C    -    Copy of Trust Agreement dated as of December 29, 1995
                    between Primus Automotive Financial Services, Inc. and
                    Fidelity Management Trust Company, as Trustee.  Filed as
                    Exhibit 4.2 to Amendment No. 1 to Registration Statement No.
                    33-58861 and incorporated herein by reference.

Exhibit 4.D    -    Form of Certificate of Designations designating Series C
                    Participating Stock.  Filed as Exhibit 4.G to Registration
                    Statement No. 333-47443 and incorporated herein by reference.

Exhibit 4.E    -    Form of certificate for shares of Series C Participating
                    Stock. Filed as Exhibit 4.H to Registration Statement No.
                    333-47443 and incorporated herein by reference.

Exhibit 4.F    -    Form of Deposit Agreement. Filed as Exhibit 4.I to
                    Registration Statement No. 333-47443 and incorporated herein by reference.

Exhibit 4.G    -    Form of Depositary Receipt is included in Exhibit 4.F.
                    Filed as Exhibit 4.J to Registration Statement No.
                    333-47443 and incorporated herein by reference.

Exhibit 5.A    -    Opinion of Peter Sherry,  Jr., an Assistant  Secretary
                    and Counsel of Ford Motor Company, with respect to the legality of the securities being registered hereunder. Filed with this Registration Statement.

Exhibit 5.B    -    Opinion of J. Gordon Christy,  an Attorney of Ford
                    Motor Company, with respect to compliance requirements of the Employee Retirement Income Security Act of 1974. Filed with this Registration Statement.

Exhibit 15     -    Letter from Independent Certified Public Accountants
                    regarding unaudited interim financial information. Filed with this Registration Statement.

Exhibit 23     -    Consent of Independent Certified Public Accountants.  Filed
                    with this Registration Statement.

Exhibit 24.A   -    Powers of Attorney authorizing signature. Filed as Exhibit
                    24.A to Registration Statement No. 333-47443 and incorporated herein by reference.

Exhibit 24.B   -    Certified resolutions of Board of Directors authorizing
                    signature pursuant to a power of attorney. Filed as Exhibit
                    24.B to Registration Statement No. 333-47443 and incorporated herein by reference.

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                                        -4-

                                   SIGNATURES


     The Plan. Pursuant to the requirements of the Securities Act of 1933, the Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, State of Tennessee, on this 6th day of March, 1998.




                                  PRIMUS AUTOMOTIVE FINANCIAL SERVICES, INC.
                                  PRIME ACCOUNT



                                  By:/s/Toby N. Hynes
                                     ---------------------------------------
                                     Toby N. Hynes, Committee Member
                                     Primus Automotive Financial Services, Inc.
                                     Prime Account Committee

     The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dearborn, State of Michigan, on this 6th day of March, 1998.

                                     FORD MOTOR COMPANY

                                     By:  Alex Trotman*
                                          ----------------------------------
                                          (Alex Trotman)
                                          Chairman of the Board of Directors


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

     Signature                            Title                             Date
     ---------                            -----                             ----
                               Director and Chairman of the
                               Board of Directors, President
                               and Chief Executive Officer
Alex Trotman*                  (principal executive officer)          March 6, 1998
--------------------------
(Alex Trotman)



Michael D. Dingman*            Director                               March 6, 1998
--------------------------
(Michael D. Dingman)


                               Director, Vice President-Ford
                               and President and Chief
                               Operating Officer,
Edsel B. Ford II*              Ford Motor Credit Company              March 6, 1998
--------------------------
(Edsel B. Ford II)



William Clay Ford*             Director                               March 6, 1998
--------------------------
(William Clay Ford)


                               Director and Chairman
William Clay Ford, Jr.*        of the Finance Committee               March 6, 1998
--------------------------
(William Clay Ford, Jr.)


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                                        -6-


     Signature                            Title                             Date
     ---------                            -----                             ----


Irvine O. Hockaday, Jr.*       Director                               March 6, 1998
---------------------------
(Irvine O. Hockaday, Jr.)



Marie-Josee Kravis*            Director                               March 6, 1998
---------------------------
Marie-Josee Kravis)



Ellen R. Marram*               Director                               March 6, 1998
---------------------------
(Ellen R. Marram)



Homer A. Neal                  Director                               March 6, 1998
---------------------------
(Homer A. Neal)



Carl E. Reichardt*             Director                               March 6, 1998
---------------------------
(Carl E. Reichardt)



John L. Thornton               Director                               March 6, 1998
---------------------------
(John L. Thornton)


                               Executive Vice President
                               and Chief Financial Officer
John M. Devine*                (principal financial officer)          March 6, 1998
---------------------------
(John M. Devine)


                               Corporate Controller
William J. Cosgrove*           (principal accounting officer)         March 6, 1998
---------------------------
(William J. Cosgrove)



*By:/s/ K. S. Lamping
    -----------------------
      (K. S. Lamping,
      Attorney-in-Fact)

                                  EXHIBIT INDEX
                                                                Sequential Page
                                                                at Which Found
                                                                (or Incorporated
                                                                by Reference)


Exhibit 4.A   - Primus Automotive Financial Services, Inc.
                Prime Account.  Filed with this Registration
                Statement.

Exhibit 4.B   - Copy of Amendment effective as of March 2,
                1998 to the Primus Automotive Financial Services,
                Inc. Prime Account.  Filed with this Registration
                Statement.

Exhibit 4.C   - Copy of Trust Agreement dated as of December
                29, 1995 between Primus Automotive Financial
                Services, Inc. and Fidelity Management Trust
                Company, as Trustee. Filed as Exhibit 4.2 to Amendment No. 1 to Registration Statement No. 33-58861 and incorporated herein by reference.

Exhibit 4.D   - Form of Certificate of Designations designating
                Series C Participating Stock.  Filed as
                Exhibit 4.G to Registration Statement No.
                333-47443 and incorporated herein by reference.

Exhibit 4.E   - Form of certificate for shares of Series C
                Participating Stock. Filed as Exhibit 4.H to
                Registration Statement No. 333-47443 and incorporated herein by reference.

Exhibit 4.F   - Form of Deposit Agreement. Filed as Exhibit
                4.I to Registration Statement No. 333-47443 and incorporated herein by reference.

Exhibit 4.G   - Form of Depositary Receipt is included in
                Exhibit 4.F.  Filed as Exhibit 4.J to
                Registration Statement No. 333-47443 and incorporated herein by reference.

Exhibit 5.A   - Opinion of Peter Sherry, Jr., an Assistant
                Secretary and Counsel of Ford Motor Company, with respect to the legality of the securities being registered hereunder. Filed with this Registration Statement.

Exhibit 5.B   - Opinion of J. Gordon Christy, an Attorney of
                Ford Motor Company, with respect to compliance requirements of the Employee Retirement
                Income Security Act of 1974.  Filed with this
                Registration Statement.

Exhibit 15    - Letter from Independent Certified Public
                Accountants regarding unaudited interim
                financial information.  Filed with this
                Registration Statement.

Exhibit 23    - Consent of Independent Certified Public
                Accountants.  Filed with this Registration
                Statement.

Exhibit 24.A  - Powers of Attorney authorizing signature.
                Filed as Exhibit 24.A to Registration
                Statement No. 333-47443 and incorporated herein by reference.

Exhibit 24.B  - Certified resolutions of Board of Directors
                authorizing signature pursuant to a power of attorney. Filed as Exhibit 24.B to Registration
                Statement No. 333-47443 and incorporated herein by reference.